                                                                    Exhibit 10.3

                               GOSS HOLDINGS, INC.
                   FORM 10-K FOR YEAR ENDED DECEMBER 31, 1999

            EXHIBIT 10.3 - PRINCIPAL TERMS OF EMPLOYMENT FOR CERTAIN
                               EXECUTIVE OFFICERS

Filed as Exhibit 10.2 to the Company's Form 10-K for fiscal 1999 is the form of an employment contract that has been executed between Goss Graphic Systems, Inc. and each of the executive officers whose compensation is reported in Part III,
Item 11 other than Mr. Sheehan (the "Named Executive Officers"). Included in this Exhibit 10.3 are the principal terms of employment for each of the Named Executive Officers as reflected in the Addendums to their individual contracts.

     --------------------------------- ------------------------- -------------------- --------------------------
                                          EFFECTIVE DATE OF           CONTRACT             MINIMUM ANNUAL
     --------------------------------- ------------------------- -------------------- --------------------------
                 OFFICER                      AGREEMENT                 TERM                 BASE SALARY
     --------------------------------- ------------------------- -------------------- --------------------------
     Alex G. Brnilovich                February 1, 1999                2 years                $300,000
     --------------------------------- ------------------------- -------------------- --------------------------
     Joseph P. Gaynor III              February 1, 1999                2 years                $300,000
     --------------------------------- ------------------------- -------------------- --------------------------
     Richard J. Sutis                  February 1, 1999                2 years                $200,000
     --------------------------------- ------------------------- -------------------- --------------------------
     Randall P. Thomas                 February 1, 1999                2 years                 151,500 (1)
     --------------------------------- ------------------------- -------------------- --------------------------

     (1) In British Pounds Sterling

STOCK OPTIONS:

All of Named Executive Officers are eligible for stock option grants in accordance with a plan to be adopted by the Company.

INCENTIVE COMPENSATION:

All of the Named Executive Officers are eligible to participate in the Company's Annual Bonus Plan as approved by the Board of Directors. In addition, Mr. Brnilovich is entitled to receive an amount of $205,000 as compensation for the forfeiture of his anticipated 1998 bonus from a prior employer. $153,750 of this amount was paid in December 1998 and $51,250 will be paid by March 31, 2000.

SIGN-ON AWARD:

Mr. Brnilovich received a sign-on award of $288,000, payable in installments of $188,000 in December 1998 and $100,000 by December 31, 1999.

FRINGE BENEFITS:

All of the Named Executive Officers are eligible to participate in the Company's automobile program, in which the use of an automobile is provided at Company expense.

Messrs. Brnilovich, Gaynor, and Sutis are eligible to participate in the Company's 401(k) Restorative Plan. Mr. Thomas is eligible to participate in the Goss UK Executive Pension Plan, and, in the event of a retirement by Mr. Thomas prior to age 60, under certain conditions, he will be entitled to receive an undiscounted pension.

Messrs. Brnilovich, Gaynor and Sutis are eligible for reimbursement of reasonable fees for personal legal, financial, tax or estate planning in an amount not to exceed $2,500 per annum and are also eligible to participate in the Company's annual executive physical examination program. Mr. Thomas is eligible for reimbursement of the costs of a membership at a health club.

OTHER BENEFITS:

In the event that Mr. Brnilovich's employment is terminated for reasons other than: (1) voluntary resignation for other than Good Reason; (2) termination by the Company for Cause; (3) death; (4) disabilty; or (5) retirement, he is entitled to receive a payment equal to that portion of the $51,250 incentive compensation payment and the $100,000 sign-on award referred to above which are unpaid at the date of such termination. In addition, in the event that Mr. Brnilovich elects to leave the Company due to the non-occurrence of certain events which are specified in his agreement, he will be paid a lump sum payment equivalent to one year's annual base salary and the portion of any annual bonus which has been accrued at that time.

Mr. Brnilovich was given an 18 month period in which to relocate from his residence in Virginia and is entitled to reimbursement of temporary housing costs and economy class airfare for travel between his Virginia residence and his work location in Illinois during this period.